[ NASDAQ: MEIP ] Analyst & Investor Event December 8, 2014 Exhibit 99.1

Forward-Looking Statements
These slides and the accompanying oral presentation contain
forward-looking statements. Actual events or results may differ materially from those projected in any of such statements.
Additional information concerning factors that may cause actual events or results to differ from those projected is contained in MEI
Pharma’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the
SEC.

Agenda
Time Presentation Speaker
6:00 pm Welcome & Introduction Daniel P. Gold, PhD
6:05 pm Pracinostat: A Differentiated HDAC Inhibitor Guillermo Garcia-Manero, MD
Update on MDS Pilot Study Guillermo Garcia-Manero, MD
Review of Front Line AML Data Guillermo Garcia-Manero, MD
6:25 pm Next Steps for Pracinostat in AML Robert D. Mass, MD
Preview of Front Line MDS Data Robert D. Mass, MD
6:30 pm Q & A All
7:00 pm Conclusion

Introductions
Guillermo Garcia-Manero, MD
Professor, Department of Leukemia, MD Anderson Cancer Center
Chief, Section of Myelodysplastic Syndromes, MD Anderson Cancer
Center
Robert D. Mass, MD
Professor, Department of Leukemia, MD Anderson Cancer Center
Chief, Section of Myelodysplastic Syndromes, MD Anderson Cancer Center
Deputy Chair, Translational Research, MD Anderson Cancer Center
Co-Chair, MDS Clinical Research Consortium
Principal Investigator of Pracinostat studies
Chief Medical Officer, MEI Pharma
Former Head of Medical Affairs, BioOncology, Genentech

EPIGENETICS PROGRAM
CANCER METABOLISM PROGRAM
SIGNALING PROGRAM

Clinical Development Pipeline

Pracinostat
HDAC Inhibitor
Myelodysplastic Syndrome
Front Line, Int-2 & High-Risk
Azacitidine (Vidaza
®
)
Acute Myeloid Leukemia
Front Line, Elderly
Azacitidine (Vidaza ® )
Myelodysplastic Syndrome
Refractory to HMA
Azacitidine (Vidaza ® ) or
Decitabine (Dacogen ® )
Myelofibrosis
Front Line & Relapsed/Refractory
Ruxolitinib (Jakafi ® )
ME-344
Mitochondrial Inhibitor
Small Cell Lung Cancer
Advanced or Metastatic
Topotecan (Hycamtin
®
)
Ovarian Cancer
Advanced or Metastatic
Topotecan (Hycamtin
®
)
PWT143
PI3K Delta Inhibitor
Hematologic Cancers
DRUG CANDIDATE INDICATION / COMBINATION PHASE I PRE-CLINICAL PHASE II
PHASE III

Pracinostat: A Clinical Perspective Guillermo Garcia-Manero, MD MD Anderson Cancer Center

Pracinostat: A Differentiated HDAC Inhibitor
• Potent inhibitor of Class I, II and IV HDAC isoenzymes
• Tested in 300+ patients in multiple Phase I and Phase II clinic trials
Hematologic and solid tumor indications, adult and pediatric patients
Well tolerated
Manageable side effects consistent with drugs of this class
• Best-in-class pharmacokinetic profile, broadly active
SB991, the major in vivo metabolite of Pracinostat, demonstrates higher activity than Pracinostat
Combined on target IC
50
activity for HDAC1 predicted to be >24 hours

Evidence of Clinical Activity in MDS and AML
• Evidence of single-agent activity in elderly AML
1
14% (2/14) CR rate in Phase I dose-escalation study
• Evidence of activity in combination with azacitidine in MDS
2
80% (8/10) CR/CRi rate in pilot Phase II study
Rapid complete bone marrow responses observed
• 50% (5/10) achieved complete cytogenetic bone marrow response
• 50% (5/10) went on to bone marrow transplantation
Quintás-Cardama et al. Very high rates of clinical and cytogenetic response with the combination of the histone deacetylase inhibitor Pracinostat (sb939) and 5-azacitidine in high-risk myelodysplastic syndrome. 2012 ASH Annual Meeting, Abstract 3821
1
2
G. Garcia-Manero, et al. Phase 1 Study of the Oral Deacetylase Inhibitor, SB939, in Patients
with Advanced Hematologic Malignancies. 2010 ASH Annual Meeting, Abstract 3292

MDS Pilot Study – Patient Characteristics
Patient 1 2 3 4 5 6 7 8 9 10 Median (range)
Age (years) 71 71 63 57 22 70 18 71 52 66 64.5 (18-71)
Sex F M F F F M M F F F
% BM blasts 18 8 2 9 3 3 6 1 12 9 7 (1-18)
Hemoglobin g/dL 11 9.3 10.9 9.5 10.2 9.2 8.2 10.7 11.1 9.9 10.05 (8.2-11.1)
WBC K/uL 3.2 1.5 2.3 2.5 0.7 2.6 9.3 4.5 1.2 1.5 2.4 (0.7-9.3)
ANC K/uL 1.44 0.2 1.3 1.55 0.9 1.7 4.7 2.8 0.4 0.25 1.37 (0.2-4.7)
Platelets k/uL 29 56 130 14 27 32 269 13 92 52 42 (13-269)
Creatinine mg/dL 1.03 0.99 0.72 0.7 0.5 1 0.8 0.67 0.78 0.6 0.75 (0.5-1.03)
Bilirubin mg/dL 1.1 0.7 0.6 1.3 0.4 1 1.1 0.6 0.8 0.5 0.75 (0.4-1.3)
Cytogenetics C C C -7 -7 C t(6;9) -7 C C
t-MDS Y Y Y Y N Y Y Y Y N
Response CR CRp CR CRp CR NR CRp CR CR CR

Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
Months
Survival Total Events
Overall 10 4
Disease-Free 9 3

MDS Pilot Study… Three Years Later 10

Stage 2 (n = 13)
Pracinostat plus Azacitidine
Three or more patients required to achieve CR/CRi/MLFS to advance to Stage 2
Stage 1 (n = 27)
Pracinostat plus Azacitidine
Elderly (Age 65 years) Patients with Newly Diagnosed AML
AML, acute myeloid leukemia; CR, complete response; CRi, complete response with incomplete blood count recovery; MLFS, morphologic leukemia-free state
Phase II Study in Front Line AML (MEI-004)

• Pracinostat 60 mg is administered orally 3 days a week (days 1,3 and 5 of each week) for 21 days of each 28 day cycle
• Azacitidine is administered subcutaneously or intravenously on days 1-7 or days 1-5 & 8-9 (per site preference) of each 28-day cycle
• Dose Modifications:
Reductions
Treatment Regimen
• Indicated for treatment related Grade 3 non-hematologic toxicity following maximal medical treatment
• Indicated for treatment related Grade 3 hematologic toxicity in the absence of disease
Delays (between or within cycles)
• Subsequent reduction to 45 mg of Pracinostat is allowed
• Begin with Azacitidine which may be reduced to 75% of the starting dose

• Key Inclusion:
Age 65 years
Newly diagnosed de novo, secondary, or treatment-related AML with intermediate or unfavorable-risk cytogenetics based on the Southwest Oncology
Group (SWOG) classifications (Slovak et al, 2000).
20% bone marrow blasts
Adequate renal, cardiac and liver function
QTcF <450 ms for males or <470 ms for females
• Key Exclusion:
– Acute promyelocytic leukemia (FAB M3);  t(15;17), t(8;21), t(16;16), del(16q), or
inv(16) karyotype
– Candidate for intensive chemotherapy (induction chemotherapy, bone marrow, or stem cell transplant) within the next 4 months
– Active central nervous system (CNS) disease
Eligibility Criteria

Study Evaluations
• Primary Endpoint: Complete Response (CR) + Complete Response with
Incomplete Blood Count Recovery (CRi) + Marrow CR (Morphologic
Leukemia Free State, MLFS)
• Secondary Endpoints:
Overall response rate (CR + CRi + partial response [PR] + PR with incomplete blood count recovery [PRi] + MLFS)
Complete cytogenetic response (CRc) + molecular complete remission (CRm)
Duration of response
Event free survival (EFS)
Overall survival (OS)
Assess the tolerability and adverse event profile
• Response assessments end of cycle 1 or 2, and then every other cycle until
CR is achieved or as clinically indicated

N = 41
Number of Patients Active 25
Number of Patients Discontinued
Reasons for discontinuation: Progressive Disease
Adverse Event
Other
16
6
6
4
50 patients enrolled between December 2013 – December 2014 at 15 sites
41 patients enrolled at data cutoff
Other – includes patient or physician decision
Patient Disposition

Number of Patients at Baseline
n = 41 (%)
Age (years)
Median 76
Range 69 - 84
Gender
Male 24 (59)
Female 17 (41)
Newly diagnosed de novo 29 (71)
Secondary (AHD & treatment related) 12  (29)
0-1 33 (80)
2 8 (20)
Median 38
20-29% Range 13 (32)
30-50% Range 15 (36)
>50% Range 13 (32)
Intermediate 23 (56)
High 17 (41)
Not Evaluable 1 (3)
AHD, antecedent hematologic disorder; AML, acute myeloid leukemia; ECOG, Eastern Cooperative Oncology Group
AML Disease Status
ECOG Status
Bone Marrow Blasts at Baseline
Cytogenetic Risk Category
Baseline Characteristics

Treatment Emergent Adverse Events in 10%
of Patients (all causality)
All Grades (%), n=41 Grades 3-4 (%), n=41
Hematologic
Febrile Neutropenia 12 (29) 10 (24)
Thrombocytopenia 11 (27) 10 (24)
Anemia 9 (22) 4 (10)
Neutropenia 4 (10) 4 (10)
Leukopenia 4 (10) 1 (2)
Non-Hematologic
Nausea 18 (44) 2 (5)
Constipation 17 (41) 0
Fatigue 17 (41) 4 (10)
Peripheral Edema 6 (15) 0
Vomiting 6 (15) 0
Diarrhea 5 (12) 1 (2)
Dizziness 5 (12) 0
Headache 5 (12) 1 (2)
Hypokalemia 5 (12) 0
Pyrexia 4 (10) 0
Cellulitis 4 (10) 4 (10)
Rash 4 (10) 0
Hypotension 4 (10) 0
Cough 4 (10) 0
Dyspnea 4 (10) 0
QTc Prolongation* 2 (5) 1 (2)
*QTC events were seen in < 10% of patients, however are noted here

Treatment Emergent Adverse Events Leading
to Drug Discontinuation
AE Term Grade
Discontinuation
(Cycle/Day) Outcome
Peripheral Motor Neuropathy 3 3/1 Resolved
Parainfluenza 3 3/22 Resolved
Prolonged QTc/AF 3 2/15 Resolved
Subdural Hematoma 5 3/22 Fatal
Sepsis 5 2/3 Fatal
Sepsis 5 2/14 Fatal
AE, adverse event; AF, atrial fibrillation.

Response
Interim Response Assessment
n=33* (%)
CR/CRi/MLFS (Primary endpoint) 15 (45)
CR 9 (27)
CRi 4 (12)
MLFS 2 (6)
PR/PRi 3 (10)
Stable Disease 4 (12)
Progressive Disease 6 (18)
Clinical Benefit** 1 (3)
No Clinical Benefit 4 (12)
*All patients who have had at least 1 on-study disease assessment OR discontinued study therapy prior to an on study disease assessment due to adverse event or other reasons
** Patients did not meet strict International Working Group (IWG) response criteria, but were determined to have clinical benefit by Investigator

Newly Diagnosed Elderly AML Patients (n=33)
0
50
100
150
200
250
300
Days on Study
Clinical Efficacy
CR
CRi
MLFS
PR/PRi
Stable Disease
Progressive Disease
Clinical Benefit – AE/Withdrew
No Clinical Benefit – AE/Withdrew
Time to 1st Bone Marrow Assessment
Remains on treatment

20 Evolution of Clinical Responses: Interim Efficacy and Duration on Study

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Proportion of Subjects Event Free
0
1
2
3
4
5
6
7
8
9
10
Time (months)
EFS Eligible Population
Censored Patient

21 Event Free Survival

Proportion of Subjects Alive
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
1
2
3
4
5
6
7
8
9
10
Time (months)
EFS Eligible Population
Censored Patient

22 Overall Survival

Bone Marrow Response in MDS and AML
n = 27; 6 patients had no on-study BM performed
MDS Pilot Study
n = 9
Phase II AML Study
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
-120
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110

Conclusions
• Pracinostat in combination with azacitidine demonstrates significant clinical activity in elderly patients with newly diagnosed AML
To date, 15 of 33 patients (45%) achieved the primary endpoint of
CR+CRi+MLFS
No patient who achieved a clinical response has progressed
Most clinical responses occur within the first 2 cycles and continue to improve with ongoing therapy
The observed Response Rate may increase with longer follow up of patients achieving PR or SD
The 60 day mortality rate is approximately 10% (3/33)

Conclusions (cont’d)
• Pracinostat in combination with azacitidine was well tolerated in this population of elderly AML patients
The most common treatment-emergent AEs included neutropenia, febrile neutropenia, thrombocytopenia, nausea, fatigue and anemia
Adverse events resulting in dose reductions were uncommon, and frequently due to disease under study
Six patients to date have received study drug beyond 230 days reflecting long term tolerability
• These data support definitive development of Pracinostat in combination with azacitidine in elderly AML patients

Pracinostat: Looking Ahead Robert D. Mass, MD Chief Medical Officer

Elderly (Age 60 years) Patients with Newly Diagnosed AML
Unsuitable for Intensive Therapy
Pracinostat
+
Azacitidine
Placebo
+
Azacitidine
Proposed Phase III AML Study Designs
• Primary endpoint: CR
Secondary endpoints: OS, ORR, transfusion independency rate, duration of response, PFS, tolerability and AE rate, PK
• ~450 patients, one-to-one randomization
• Estimated initiation: June 2015

Intermediate Risk-2 or High Risk MDS Patients
Previously Untreated w/ HMA
Pracinostat
+
Azacitidine
Placebo
+
Azacitidine
Phase II Front Line MDS Study (MEI-003)
• Primary Endpoint: CR
Secondary endpoints: overall response rate, hematologic improvement, clinical benefit rate, duration of response, progression-free survival, rate of leukemic transformation, overall survival, safety & tolerability
• 102 evaluable patients enrolled, one-to-one randomization
• 24 sites in the U.S.
• Expect to unblind study and report topline data in March 2015

Phase II Front Line MDS Study (MEI-003)
Patient Demographics
Study MEI-003
(N=102)
Pub
(N=99)
Pub
(N=179)
Age
Median
<65
>65
70 yrs
29%
71%
69 yrs
NR
NR
69 yrs
32%
68%
Gender
Male
Female
69%
31%
72%
27%
74%
26%
PS
0
1
2
34%
57%
9%
NR
NR
NR
44%
48%
7%
IPSS
INT-2
High
65%
35%
11%
9%
43%
46%
1
Based on unclean data; study closed to enrollment on August 29, 2014
2
Vidaza
®
package insert, table 1 (Silverman, JCO 2002 study)
3
Vidaza
®
package insert, table 2 (Fenaux, Lancet Oncology 2009 study)
1 2
3

2015 Clinical Milestones
Pracinostat
Top line data from Phase II study in front line MDS (March)
Full data set from Phase II study in front line MDS (June)
Initiation of Phase III study in front line elderly AML (June)
ME-344
Data from Phase Ib trial in small cell lung & ovarian cancers
PWT143
Initiation of first-in-human study

[ NASDAQ: MEIP ] Analyst & Investor Event December 8, 2014 Q & A